EXHIBIT 23.2

                [ARTHUR ANDERSEN LETTERHEAD]


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 18, 1996 included in The First of Long Island Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.


                    /S/ ARTHUR ANDERSEN LLP


March 26, 1996






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